SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934



Date of Report:  April 1, 1997

                           Cramer, Inc.

Kansas                              2-69336
(State of Incorporation)            48-0638707
                                 (Commission File Number)
                                 (IRS Employer I.D. No.)

           625 Adams Street, Kansas City, Kansas 66105
             (Address of principal executive offices)

Registrant's telephone number, including area code: (913) 621-6700

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective March 31, 1997, Cramer, Inc. (the Company) dismissed
Ernst & Young, LLP as its principal accountant.

Ernst & Young LLP audited the Company's financial statements for the fiscal years ended December 31, 1996 and 1995. Its reports on such financial statements appear in the Company's Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1996 and 1995, respectively.

Ernst & Young LLP's reports on the Company's financial statements for 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope or accounting principles.

The decision to change auditors was ratified by the Board of Directors. The Board of Directors serves as the Company's Audit
Committee.

There were no disagreements between the Company and Ernst & Young
LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company is in the process of establishing a relationship with another accounting firm. A separate Form 8K will be filed at the time an engagement letter is signed with respect to the audit of the Company's financial statements for the year ending December 31, 1997.



ITEM 7.  EXHIBITS.

Exhibit 16.1 - Letter on change in certifying accountant.

Exhibit 16.2 - Letter from Ernst & Young LLP to the Securities
Exchange Commission stating agreement with statements made by issuer.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   Cramer, Inc.



Date:  April 1, 1997               /s/ Gary A. Rubin
                                   Gary A. Rubin
                                   Vice President, Finance